Exhibit 99.2

Fourth Quarter

Financial Supplement

December 31, 2012

METLIFE, INC.

NOTE TO FINANCIAL SUPPLEMENT

This Quarterly Financial Supplement (“QFS”) includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources. Consistent with accounting principles generally accepted in the United States of America (“GAAP”) accounting guidance for segment reporting, operating earnings is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife, Inc. (“Divested businesses”). Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”). Operating expenses also excludes goodwill impairments.

The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity guaranteed minimum income benefits (“GMIB”) fees (“GMIB fees”);

•

Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Joint venture adjustments”), (iv) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets (“Inflation adjustments and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•

Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;

•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•

Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition and integration costs.

We believe the presentation of operating earnings and operating earnings available to common shareholders as we measure it for management purposes enhances the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, book value per common share, excluding accumulated other comprehensive income (loss) (“AOCI”), and book value per diluted common share, excluding AOCI, should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, GAAP income (loss) from continuing operations, net of income tax, GAAP net income (loss) available to MetLife, Inc.’s common shareholders, GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, book value per common share and book value per diluted common share, respectively. Reconciliations of these measures to the most directly comparable GAAP measures are included in this QFS, including in the Appendix on page A-1 and in our earnings press release dated February 13, 2013, for the three months and year ended December 31, 2012, which is available at www.metlife.com.

	METLIFE, INC.
	CORPORATE OVERVIEW
		For the Three Months Ended
	Unaudited (In millions, except per share data)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012

	Operating earnings available to common shareholders	$1,244	$1,464	$1,432	$1,417	$1,373
	Preferred stock dividends	31	30	31	30	31
	Operating earnings	1,275	1,494	1,463	1,447	1,404
	Adjustments from operating earnings to income (loss) from continuing operations:
	Net investment gains (losses)	(558)	(110)	(64)	22	(200)
	Net derivative gains (losses)	591	(1,978)	2,092	(718)	(1,315)
	Goodwill impairment	-	-	-	(1,868)	-
	Other adjustments to continuing operations	(536)	(411)	(736)	(472)	(931)
	Provision for income tax (expense) benefit (1)	191	871	(455)	632	1,147
	Income (loss) from continuing operations, net of income tax	963	(134)	2,300	(957)	105
	Income (loss) from discontinued operations, net of income tax	25	14	3	-	31
	Net income (loss)	988	(120)	2,303	(957)	136
	Less: Net income (loss) attributable to noncontrolling interest	(2)	24	8	(3)	9
	Net income (loss) attributable to MetLife, Inc.	990	(144)	2,295	(954)	127
	Less: Preferred stock dividends	31	30	31	30	31
	Less: Preferred stock redemption premium	-	-	-	-	-
	Net income (loss) available to MetLife, Inc.’s common shareholders	$959	$(174)	$2,264	$(984)	$96

	Operating earnings available to common shareholders per common share - diluted (2), (3)	$1.17	$1.37	$1.34	$1.32	$1.25
	Net investment gains (losses)	(0.52)	(0.10)	(0.06)	0.02	(0.18)
	Net derivative gains (losses)	0.55	(1.85)	1.96	(0.67)	(1.20)
	Goodwill impairment	-	-	-	(1.74)	-
	Other adjustments to continuing operations	(0.50)	(0.38)	(0.68)	(0.44)	(0.85)
	Provision for income tax (expense) benefit	0.18	0.81	(0.43)	0.59	1.05
	Discontinued operations, net of income tax	0.02	0.01	-	-	0.03
	Less: Net income (loss) attributable to noncontrolling interest	-	0.02	0.01	-	0.01
	Less: Preferred stock redemption premium	-	-	-	-	-
	Net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted (2), (3)	$0.90	$(0.16)	$2.12	$(0.92)	$0.09

	Weighted average common shares outstanding - diluted	1,066.3	1,070.9	1,070.0	1,071.0	1,097.5

	Unaudited	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012

	Book value per common share - (actual common shares outstanding) (4)	$52.43	$53.37	$56.83	$58.35	$57.17
	Book value per common share, excluding accumulated other comprehensive income (loss) - (actual common shares outstanding) (4)	$46.69	$46.52	$48.60	$47.70	$46.73
	Book value per common share - diluted - (weighted average common shares outstanding) (4)	$52.03	$52.87	$56.41	$57.90	$56.87
	Book value per common share, excluding accumulated other comprehensive income (loss) - diluted - (weighted average common shares outstanding) (4)	$46.32	$46.09	$48.25	$47.32	$46.48

		For the Three Months Ended
	Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012

	Common shares outstanding, beginning of period	1,057.6	1,058.0	1,060.9	1,062.2	1,062.6
	Newly issued shares	0.4	2.9	1.3	0.4	29.1
	Common shares outstanding, end of period	1,058.0	1,060.9	1,062.2	1,062.6	1,091.7

	Weighted average common shares outstanding - basic	1,060.4	1,064.3	1,064.7	1,065.0	1,091.0
	Dilutive effect of stock purchase contracts underlying common equity units (2)	-	-	-	-	-
	Dilutive effect of the exercise or issuance of stock-based awards (3)	5.9	6.6	5.3	6.0	6.5
	Weighted average common shares outstanding - diluted	1,066.3	1,070.9	1,070.0	1,071.0	1,097.5

	Policyholder Trust Shares	212.9	209.7	207.5	206.2	202.3

(1)	Includes deferred tax benefit of $324 million related to the conversion of the Japan branch to a subsidiary for the three months ended December 31, 2012.
(2)

For the three months ended December 31, 2011, March 31, 2012, June 30, 2012, September 30, 2012 and December 31, 2012, all shares related to the assumed issuance of shares in settlement of the applicable purchase contracts of the common equity units have been excluded from the weighted average common shares outstanding - diluted, as these assumed shares would be anti-dilutive to operating earnings available to common shareholders per common share - diluted and net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted.

(3)

For the three months ended March 31, 2012 and September 30, 2012, 6.6 million shares and 6.0 million shares, respectively, related to the assumed exercise or issuance of stock-based awards should be excluded from the weighted average common shares outstanding - diluted, as to include these assumed shares would be anti-dilutive to net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted. These shares were included in the calculation of operating earnings available to common shareholders per common share - diluted.

(4)

Book value per common share, book value per common share, excluding AOCI, book value per common share - diluted and book value per common share, excluding AOCI - diluted exclude $2,043 million of equity related to preferred stock.

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

	Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012

	ASSETS
	Investments:
	Fixed maturity securities available-for-sale, at estimated fair value	$350,271	$354,451	$366,339	$378,005	$374,266
	Equity securities available-for-sale, at estimated fair value	3,023	3,043	2,882	2,803	2,891
	Fair value option and trading securities, at estimated fair value (1)	18,268	19,026	18,328	15,995	16,348
	Mortgage loans:
	Held-for-investment, principally at amortized cost (1)	56,915	56,641	57,201	57,884	56,592
	Held-for-sale, principally at estimated fair value (2)	15,178	11,947	1,740	1,286	414
	Mortgage loans, net	72,093	68,588	58,941	59,170	57,006
	Policy loans	11,892	11,896	11,912	11,949	11,884
	Real estate and real estate joint ventures	8,563	8,472	8,477	8,749	9,918
	Other limited partnership interests	6,378	6,487	6,726	6,730	6,688
	Short-term investments, principally at estimated fair value	17,310	11,801	18,526	14,678	16,906
	Other invested assets, principally at estimated fair value	23,581	20,172	24,288	23,477	21,145
	Total investments	511,379	503,936	516,419	521,556	517,052
	Cash and cash equivalents, principally at estimated fair value (1)	10,461	18,667	16,035	16,950	15,738
	Accrued investment income	4,344	4,612	4,404	4,716	4,374
	Premiums, reinsurance and other receivables	22,481	23,759	23,974	22,939	21,634
	Deferred policy acquisition costs and value of business acquired	24,619	25,105	24,505	24,604	24,761
	Goodwill	11,935	11,903	11,823	10,024	9,953
	Other assets	7,984	9,647	7,711	8,123	7,876
	Separate account assets	203,023	221,975	220,317	237,373	235,393
	Total assets	$796,226	$819,604	$825,188	$846,285	$836,781

	LIABILITIES AND EQUITY
	Liabilities
	Future policy benefits	$184,275	$184,141	$188,509	$191,068	$192,351
	Policyholder account balances	217,700	220,813	225,909	226,882	225,821
	Other policy-related balances	15,599	16,029	15,664	15,836	15,463
	Policyholder dividends payable	774	761	786	817	728
	Policyholder dividend obligation	2,919	2,700	3,369	3,909	3,828
	Payables for collateral under securities loaned and other transactions	33,716	32,496	40,302	38,493	33,687
	Bank deposits	10,507	10,478	6,832	6,515	6,416
	Short-term debt	686	101	101	100	100
	Long-term debt (1)	23,692	23,389	18,879	19,621	19,062
	Collateral financing arrangements	4,647	4,647	4,196	4,196	4,196
	Junior subordinated debt securities	3,192	3,192	3,192	3,192	3,192
	Current income tax payable	193	239	310	451	401
	Deferred income tax liability	6,395	6,375	8,603	9,275	8,693
	Other liabilities (2)	30,914	33,144	25,395	24,007	22,492
	Separate account liabilities	203,023	221,975	220,317	237,373	235,393
	Total liabilities	738,232	760,480	762,364	781,735	771,823

	Redeemable noncontrolling interests in partially owned consolidated subsidiaries	105	114	95	152	121

	Equity
	Preferred stock, at par value	1	1	1	1	1
	Convertible preferred stock, at par value	-	-	-	-	-
	Common stock, at par value	11	11	11	11	11
	Additional paid-in capital	26,782	26,920	26,927	26,964	28,011
	Retained earnings	24,814	24,640	26,904	25,920	25,205
	Treasury stock, at cost	(172)	(172)	(172)	(172)	(172)
	Accumulated other comprehensive income (loss)	6,083	7,266	8,735	11,325	11,397
	Total MetLife, Inc.’s stockholders’ equity	57,519	58,666	62,406	64,049	64,453
	Noncontrolling interests	370	344	323	349	384
	Total equity	57,889	59,010	62,729	64,398	64,837
	Total liabilities and equity	$796,226	$819,604	$825,188	$846,285	$836,781
(1)

At December 31, 2011, March 31, 2012, June 30, 2012, September 30, 2012 and December 31, 2012, $3,276 million, $3,116 million, $3,023 million, $2,935 million and $2,717 million, respectively, of assets and $3,068 million, $2,916 million, $2,821 million, $2,733 million and $2,527 million, respectively, of liabilities are included related to certain securitization entities that are required to be consolidated under GAAP. See Pages 27 and 28, note 3 for the amounts by asset category.

(2)

At December 31, 2011, March 31, 2012, June 30, 2012, September 30, 2012 and December 31, 2012, $7,652 million, $8,283 million, $259 million, $0 and $0, respectively, of assets and $7,626 million, $8,252 million, $257 million, $0 and $0, respectively, of liabilities are included related to securitized reverse residential mortgage loans which have been sold, but do not qualify for de-recognition.

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended
Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012

OPERATING REVENUES
Premiums	$9,148	$9,107	$9,139	$9,080	$10,585
Universal life and investment-type product policy fees	1,882	2,009	1,999	2,048	2,156
Net investment income	4,892	5,077	5,172	5,048	5,175
Other revenues	420	452	426	435	443
Total operating revenues	16,342	16,645	16,736	16,611	18,359

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	8,926	8,939	9,132	8,995	10,704
Interest credited to policyholder account balances	1,536	1,539	1,525	1,589	1,589
Capitalization of DAC	(1,398)	(1,362)	(1,313)	(1,301)	(1,308)
Amortization of DAC and VOBA	1,060	1,018	1,162	1,051	946
Amortization of negative VOBA	(143)	(137)	(164)	(155)	(99)
Interest expense on debt	326	315	297	286	292
Other expenses	4,257	4,243	4,051	4,120	4,266
Total operating expenses	14,564	14,555	14,690	14,585	16,390

Operating earnings before provision for income tax	1,778	2,090	2,046	2,026	1,969
Provision for income tax expense (benefit)	503	596	583	579	565
Operating earnings	1,275	1,494	1,463	1,447	1,404
Preferred stock dividends	31	30	31	30	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,244	$1,464	$1,432	$1,417	$1,373

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,275	$1,494	$1,463	$1,447	$1,404
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(558)	(110)	(64)	22	(200)
Net derivative gains (losses)	591	(1,978)	2,092	(718)	(1,315)
Premiums	23	22	22	16	4
Universal life and investment-type product policy fees	68	69	98	83	94
Net investment income	35	1,123	(453)	469	373
Other revenues	234	145	(33)	20	18
Policyholder benefits and claims and policyholder dividends	(485)	(508)	(131)	(303)	(644)
Interest credited to policyholder account balances	37	(1,018)	503	(513)	(459)
Capitalization of DAC	2	2	2	1	-
Amortization of DAC and VOBA	73	304	(317)	43	(52)
Amortization of negative VOBA	18	18	17	15	17
Interest expense on debt	(43)	(43)	(45)	(40)	(38)
Other expenses	(498)	(525)	(399)	(263)	(244)
Goodwill impairment	-	-	-	(1,868)	-
Provision for income tax (expense) benefit (1)	191	871	(455)	632	1,147
Income (loss) from continuing operations, net of income tax	963	(134)	2,300	(957)	105
Income (loss) from discontinued operations, net of income tax	25	14	3	-	31
Net income (loss)	988	(120)	2,303	(957)	136
Less: Net income (loss) attributable to noncontrolling interest	(2)	24	8	(3)	9
Net income (loss) attributable to MetLife, Inc.	990	(144)	2,295	(954)	127
Less: Preferred stock dividends	31	30	31	30	31
Less: Preferred stock redemption premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$959	$(174)	$2,264	$(984)	$96

Total Operating Premiums, Fees and Other Revenues	$11,450	$11,568	$11,564	$11,563	$13,184

(1)	Includes deferred tax benefit of $324 million related to the conversion of the Japan branch to a subsidiary for the three months ended December 31, 2012.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended December 31, 2012
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$10,585	$7,888	$2,129	$555	$13
Universal life and investment-type product policy fees	2,156	1,629	389	100	38
Net investment income	5,175	4,145	745	129	156
Other revenues	443	405	9	23	6
Total operating revenues	18,359	14,067	3,272	807	213

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	10,704	8,855	1,569	255	25
Interest credited to policyholder account balances	1,589	1,077	461	35	16
Capitalization of DAC	(1,308)	(553)	(567)	(188)	-
Amortization of DAC and VOBA	946	400	375	170	1
Amortization of negative VOBA	(99)	(1)	(69)	(29)	-
Interest expense on debt	292	4	-	(2)	290
Other expenses	4,266	2,451	1,188	477	150
Total operating expenses	16,390	12,233	2,957	718	482

Operating earnings before provision for income tax	1,969	1,834	315	89	(269)
Provision for income tax expense (benefit)	565	581	117	30	(163)
Operating earnings	1,404	1,253	198	59	(106)
Preferred stock dividends	31	-	-	-	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,373	$1,253	$198	$59	$(137)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,404	$1,253	$198	$59	$(106)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(200)	112	(174)	(6)	(132)
Net derivative gains (losses)	(1,315)	(649)	(159)	5	(512)
Premiums	4	4	-	-	-
Universal life and investment-type product policy fees	94	89	4	1	-
Net investment income	373	(104)	240	185	52
Other revenues	18	-	5	-	13
Policyholder benefits and claims and policyholder dividends	(644)	(599)	(45)	-	-
Interest credited to policyholder account balances	(459)	(43)	(242)	(174)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	(52)	(48)	(4)	-	-
Amortization of negative VOBA	17	-	17	-	-
Interest expense on debt	(38)	-	-	-	(38)
Other expenses	(244)	(3)	4	(12)	(233)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit (1)	1,147	442	424	(30)	311
Income (loss) from continuing operations, net of income tax	105	454	268	28	(645)
Income (loss) from discontinued operations, net of income tax	31	29	-	-	2
Net income (loss)	136	483	268	28	(643)
Less: Net income (loss) attributable to noncontrolling interest	9	1	1	3	4
Net income (loss) attributable to MetLife, Inc.	127	482	267	25	(647)
Less: Preferred stock dividends	31	-	-	-	31
Less: Preferred stock redemption premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$96	$482	$267	$25	$(678)

Total Operating Premiums, Fees and Other Revenues	$13,184	$9,922	$2,527	$678	$57

(1)	Consolidated and Asia results include a deferred tax benefit of $324 million related to the conversion of the Japan branch to a subsidiary.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended December 31, 2011
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$9,148	$6,612	$1,942	$581	$13
Universal life and investment-type product policy fees	1,882	1,440	323	79	40
Net investment income	4,892	3,902	676	107	207
Other revenues	420	367	8	39	6
Total operating revenues	16,342	12,321	2,949	806	266

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	8,926	7,311	1,308	282	25
Interest credited to policyholder account balances	1,536	1,074	414	48	-
Capitalization of DAC	(1,398)	(709)	(515)	(174)	-
Amortization of DAC and VOBA	1,060	584	323	152	1
Amortization of negative VOBA	(143)	(2)	(134)	(7)	-
Interest expense on debt	326	3	-	(1)	324
Other expenses	4,257	2,526	1,151	433	147
Total operating expenses	14,564	10,787	2,547	733	497

Operating earnings before provision for income tax	1,778	1,534	402	73	(231)
Provision for income tax expense (benefit)	503	501	143	26	(167)
Operating earnings	1,275	1,033	259	47	(64)
Preferred stock dividends	31	-	-	-	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,244	$1,033	$259	$47	$(95)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,275	$1,033	$259	$47	$(64)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(558)	(57)	(109)	(221)	(171)
Net derivative gains (losses)	591	828	(27)	3	(213)
Premiums	23	23	-	-	-
Universal life and investment-type product policy fees	68	68	-	-	-
Net investment income	35	(56)	(147)	101	137
Other revenues	234	(1)	5	(1)	231
Policyholder benefits and claims and policyholder dividends	(485)	(464)	(21)	-	-
Interest credited to policyholder account balances	37	(37)	155	(81)	-
Capitalization of DAC	2	2	-	-	-
Amortization of DAC and VOBA	73	72	1	-	-
Amortization of negative VOBA	18	1	17	-	-
Interest expense on debt	(43)	-	-	-	(43)
Other expenses	(498)	(23)	2	(23)	(454)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	191	(128)	58	57	204
Income (loss) from continuing operations, net of income tax	963	1,261	193	(118)	(373)
Income (loss) from discontinued operations, net of income tax	25	(2)	27	-	-
Net income (loss)	988	1,259	220	(118)	(373)
Less: Net income (loss) attributable to noncontrolling interest	(2)	(6)	8	(6)	2
Net income (loss) attributable to MetLife, Inc.	990	1,265	212	(112)	(375)
Less: Preferred stock dividends	31	-	-	-	31
Less: Preferred stock redemption premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$959	$1,265	$212	$(112)	$(406)

Total Operating Premiums, Fees and Other Revenues	$11,450	$8,419	$2,273	$699	$59

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year Ended December 31, 2012
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$37,911	$27,141	$8,344	$2,370	$56
Universal life and investment-type product policy fees	8,212	6,233	1,491	333	155
Net investment income	20,472	16,339	2,895	535	703
Other revenues	1,756	1,576	26	121	33
Total operating revenues	68,351	51,289	12,756	3,359	947

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	37,770	30,636	5,819	1,196	119
Interest credited to policyholder account balances	6,242	4,293	1,784	126	39
Capitalization of DAC	(5,284)	(2,273)	(2,288)	(723)	-
Amortization of DAC and VOBA	4,177	1,986	1,563	626	2
Amortization of negative VOBA	(555)	(5)	(456)	(94)	-
Interest expense on debt	1,190	8	5	1	1,176
Other expenses	16,680	9,573	4,738	1,810	559
Total operating expenses	60,220	44,218	11,165	2,942	1,895

Operating earnings before provision for income tax	8,131	7,071	1,591	417	(948)
Provision for income tax expense (benefit)	2,323	2,302	554	146	(679)
Operating earnings	5,808	4,769	1,037	271	(269)
Preferred stock dividends	122	-	-	-	122
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$5,686	$4,769	$1,037	$271	$(391)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$5,808	$4,769	$1,037	$271	$(269)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(352)	310	(342)	31	(351)
Net derivative gains (losses)	(1,919)	(20)	(170)	61	(1,790)
Premiums	64	64	-	-	-
Universal life and investment-type product policy fees	344	329	-	15	-
Net investment income	1,512	(317)	526	813	490
Other revenues	150	1	23	-	126
Policyholder benefits and claims and policyholder dividends	(1,586)	(1,459)	(127)	-	-
Interest credited to policyholder account balances	(1,487)	(164)	(539)	(784)	-
Capitalization of DAC	5	5	-	-	-
Amortization of DAC and VOBA	(22)	-	(4)	(18)	-
Amortization of negative VOBA	67	2	65	-	-
Interest expense on debt	(166)	-	-	-	(166)
Other expenses	(1,431)	(36)	24	(48)	(1,371)
Goodwill impairment	(1,868)	(1,692)	-	-	(176)
Provision for income tax (expense) benefit (1)	2,195	671	483	(48)	1,089
Income (loss) from continuing operations, net of income tax	1,314	2,463	976	293	(2,418)
Income (loss) from discontinued operations, net of income tax	48	46	-	-	2
Net income (loss)	1,362	2,509	976	293	(2,416)
Less: Net income (loss) attributable to noncontrolling interest	38	2	26	9	1
Net income (loss) attributable to MetLife, Inc.	1,324	2,507	950	284	(2,417)
Less: Preferred stock dividends	122	-	-	-	122
Less: Preferred stock redemption premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,202	$2,507	$950	$284	$(2,539)

Total Operating Premiums, Fees and Other Revenues	$47,879	$34,950	$9,861	$2,824	$244

(1)	Consolidated and Asia results include a deferred tax benefit of $324 million related to the conversion of the Japan branch to a subsidiary.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year Ended December 31, 2011
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$36,269	$26,022	$7,716	$2,477	$54
Universal life and investment-type product policy fees	7,528	5,715	1,343	315	155
Net investment income	19,638	15,713	2,475	562	888
Other revenues	1,652	1,433	36	123	60
Total operating revenues	65,087	48,883	11,570	3,477	1,157

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	36,241	29,586	5,239	1,290	126
Interest credited to policyholder account balances	6,057	4,284	1,607	166	-
Capitalization of DAC	(5,549)	(2,835)	(2,045)	(669)	-
Amortization of DAC and VOBA	4,355	2,255	1,486	613	1
Amortization of negative VOBA	(619)	(6)	(560)	(53)	-
Interest expense on debt	1,304	11	-	-	1,293
Other expenses	16,620	9,870	4,522	1,723	505
Total operating expenses	58,409	43,165	10,249	3,070	1,925

Operating earnings before provision for income tax	6,678	5,718	1,321	407	(768)
Provision for income tax expense (benefit)	1,879	1,866	441	156	(584)
Operating earnings	4,799	3,852	880	251	(184)
Preferred stock dividends	122	-	-	-	122
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$4,677	$3,852	$880	$251	$(306)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$4,799	$3,852	$880	$251	$(184)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(867)	145	(305)	(525)	(182)
Net derivative gains (losses)	4,824	3,914	202	32	676
Premiums	92	92	-	-	-
Universal life and investment-type product policy fees	278	278	-	-	-
Net investment income	(53)	(182)	(521)	(27)	677
Other revenues	880	(1)	13	(1)	869
Policyholder benefits and claims and policyholder dividends	(676)	(628)	(48)	-	-
Interest credited to policyholder account balances	454	(97)	512	39	-
Capitalization of DAC	9	9	-	-	-
Amortization of DAC and VOBA	(543)	(524)	(19)	-	-
Amortization of negative VOBA	78	4	74	-	-
Interest expense on debt	(325)	-	-	-	(325)
Other expenses	(1,645)	(58)	3	(86)	(1,504)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	(914)	(1,082)	44	164	(40)
Income (loss) from continuing operations, net of income tax	6,391	5,722	835	(153)	(13)
Income (loss) from discontinued operations, net of income tax	24	64	(44)	-	4
Net income (loss)	6,415	5,786	791	(153)	(9)
Less: Net income (loss) attributable to noncontrolling interest	(8)	(3)	9	(12)	(2)
Net income (loss) attributable to MetLife, Inc.	6,423	5,789	782	(141)	(7)
Less: Preferred stock dividends	122	-	-	-	122
Less: Preferred stock redemption premium	146	-	-	-	146
Net income (loss) available to MetLife, Inc.’s common shareholders	$6,155	$5,789	$782	$(141)	$(275)

Total Operating Premiums, Fees and Other Revenues	$45,449	$33,170	$9,095	$2,915	$269

METLIFE, INC.
SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended
Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012

AMERICAS

RETAIL	$444	$469	$408	$492	$633

GROUP, VOLUNTARY & WORKSITE BENEFITS	240	243	267	283	167

CORPORATE BENEFIT FUNDING	226	298	318	303	305

LATIN AMERICA	123	148	135	152	148

AMERICAS TOTAL	$1,033	$1,158	$1,128	$1,230	$1,253

ASIA	259	301	279	259	198

EMEA	47	72	78	62	59

CORPORATE & OTHER	(95)	(67)	(53)	(134)	(137)

METLIFE, INC. CONSOLIDATED	$1,244	$1,464	$1,432	$1,417	$1,373

(1)          A reconciliation of operating earnings available to common shareholders to net income (loss) available to MetLife, Inc.’s common shareholders for each segment and Corporate & Other appears in the QFS as follows: (i) Retail, Page 11, (ii) Group, Voluntary & Worksite Benefits, Page 17, (iii) Corporate Benefit Funding, Page 20, (iv) Latin America, Page 23, (v) Asia, Page 24, (vi) EMEA, Page 25, and (vii) Corporate & Other, Page 26. A consolidated reconciliation of operating earnings available to common shareholders to net income (loss) available to MetLife, Inc.’s common shareholders appears on Page 5.

AMERICAS RETAIL STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	December 31, 2011	December 31, 2012

OPERATING REVENUES
Premiums	$1,804	$1,624	$1,576	$1,604	$1,728	$6,711	$6,532
Universal life and investment-type product policy fees	1,046	1,114	1,119	1,132	1,196	4,096	4,561
Net investment income	1,829	1,911	1,894	1,930	1,935	7,414	7,670
Other revenues	196	209	217	221	232	779	879
Total operating revenues	4,875	4,858	4,806	4,887	5,091	19,000	19,642

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	2,207	2,228	2,212	2,228	2,342	9,220	9,010
Interest credited to policyholder account balances	609	596	590	598	591	2,412	2,375
Capitalization of DAC	(611)	(476)	(446)	(430)	(401)	(2,339)	(1,753)
Amortization of DAC and VOBA	482	404	477	438	288	1,845	1,607
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	1	-	-	-	-	1	-
Other expenses	1,514	1,397	1,355	1,308	1,309	5,854	5,369
Total operating expenses	4,202	4,149	4,188	4,142	4,129	16,993	16,608

Operating earnings before provision for income tax	673	709	618	745	962	2,007	3,034
Provision for income tax expense (benefit)	229	240	210	253	329	672	1,032
Operating earnings	444	469	408	492	633	1,335	2,002
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$444	$469	$408	$492	$633	$1,335	$2,002

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$444	$469	$408	$492	$633	$1,335	$2,002
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	24	67	58	53	34	158	212
Net derivative gains (losses)	562	(526)	972	191	(475)	2,321	162
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	66	67	82	83	86	270	318
Net investment income	(82)	(84)	(94)	(105)	(112)	(258)	(395)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(449)	(393)	50	(279)	(565)	(201)	(1,187)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	73	304	(300)	47	(47)	(520)	4
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	(1,692)	-	-	(1,692)
Provision for income tax (expense) benefit	(69)	198	(269)	224	379	(619)	532
Income (loss) from continuing operations, net of income tax	569	102	907	(986)	(67)	2,486	(44)
Income (loss) from discontinued operations, net of income tax	(2)	10	-	-	23	35	33
Net income (loss)	567	112	907	(986)	(44)	2,521	(11)
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	-	-	1	-
Net income (loss) attributable to MetLife, Inc.	567	112	907	(986)	(44)	2,520	(11)
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$567	$112	$907	$(986)	$(44)	$2,520	$(11)

Total Operating Premiums, Fees and Other Revenues	$3,046	$2,947	$2,912	$2,957	$3,156	$11,586	$11,972

AMERICAS RETAIL - LIFE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	December 31, 2011	December 31, 2012

OPERATING REVENUES
Premiums	$1,596	$1,447	$1,476	$1,500	$1,628	$6,000	$6,051
Universal life and investment-type product policy fees	412	413	410	394	422	1,634	1,639
Net investment income	1,093	1,151	1,144	1,181	1,190	4,544	4,666
Other revenues	116	124	129	133	141	472	527
Total operating revenues	3,217	3,135	3,159	3,208	3,381	12,650	12,883

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,891	1,940	1,980	1,979	2,157	8,067	8,056
Interest credited to policyholder account balances	211	216	213	217	222	819	868
Capitalization of DAC	(221)	(194)	(198)	(186)	(203)	(848)	(781)
Amortization of DAC and VOBA	278	219	219	252	280	930	970
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	(1)	-	-	-	(1)
Other expenses	706	679	675	644	674	2,737	2,672
Total operating expenses	2,865	2,860	2,888	2,906	3,130	11,705	11,784

Operating earnings before provision for income tax	352	275	271	302	251	945	1,099
Provision for income tax expense (benefit)	117	88	89	98	80	299	355
Operating earnings	235	187	182	204	171	646	744
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$235	$187	$182	$204	$171	$646	$744

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$235	$187	$182	$204	$171	$646	$744
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	9	37	23	21	49	70	130
Net derivative gains (losses)	44	(169)	322	(37)	(43)	634	73
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	(5)	8	(3)	-	14	-
Net investment income	(25)	(24)	(32)	(39)	(41)	(89)	(136)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	117	11	(25)	7	(117)	63	(124)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(51)	53	(104)	17	54	(244)	20
Income (loss) from continuing operations, net of income tax	329	90	374	170	73	1,094	707
Income (loss) from discontinued operations, net of income tax	(2)	9	-	-	9	35	18
Net income (loss)	327	99	374	170	82	1,129	725
Less: Net income (loss) attributable to noncontrolling interest	2	-	-	-	-	2	-
Net income (loss) attributable to MetLife, Inc.	325	99	374	170	82	1,127	725
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$325	$99	$374	$170	$82	$1,127	$725

Total Operating Premiums, Fees and Other Revenues	$2,124	$1,984	$2,015	$2,027	$2,191	$8,106	$8,217

AMERICAS RETAIL - ANNUITIES STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	December 31, 2011	December 31, 2012

OPERATING REVENUES
Premiums	$208	$177	$100	$104	$100	$711	$481
Universal life and investment-type product policy fees	634	701	709	738	774	2,462	2,922
Net investment income	736	760	750	749	745	2,870	3,004
Other revenues	80	85	88	88	91	307	352
Total operating revenues	1,658	1,723	1,647	1,679	1,710	6,350	6,759

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	316	288	232	249	185	1,153	954
Interest credited to policyholder account balances	398	380	377	381	369	1,593	1,507
Capitalization of DAC	(390)	(282)	(248)	(244)	(198)	(1,491)	(972)
Amortization of DAC and VOBA	204	185	258	186	8	915	637
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	1	-	1	-	-	1	1
Other expenses	808	718	680	664	635	3,117	2,697
Total operating expenses	1,337	1,289	1,300	1,236	999	5,288	4,824

Operating earnings before provision for income tax	321	434	347	443	711	1,062	1,935
Provision for income tax expense (benefit)	112	152	121	155	249	373	677
Operating earnings	209	282	226	288	462	689	1,258
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$209	$282	$226	$288	$462	$689	$1,258

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$209	$282	$226	$288	$462	$689	$1,258
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	15	30	35	32	(15)	88	82
Net derivative gains (losses)	518	(357)	650	228	(432)	1,687	89
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	66	72	74	86	86	256	318
Net investment income	(57)	(60)	(62)	(66)	(71)	(169)	(259)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(449)	(393)	50	(279)	(565)	(201)	(1,187)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(44)	293	(275)	40	70	(583)	128
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	(1,692)	-	-	(1,692)
Provision for income tax (expense) benefit	(18)	145	(165)	207	325	(375)	512
Income (loss) from continuing operations, net of income tax	240	12	533	(1,156)	(140)	1,392	(751)
Income (loss) from discontinued operations, net of income tax	-	1	-	-	14	-	15
Net income (loss)	240	13	533	(1,156)	(126)	1,392	(736)
Less: Net income (loss) attributable to noncontrolling interest	(2)	-	-	-	-	(1)	-
Net income (loss) attributable to MetLife, Inc.	242	13	533	(1,156)	(126)	1,393	(736)
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$242	$13	$533	$(1,156)	$(126)	$1,393	$(736)

Total Operating Premiums, Fees and Other Revenues	$922	$963	$897	$930	$965	$3,480	$3,755

	AMERICAS RETAIL FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES LIFE & OTHER (1)
		For the Three Months Ended
	Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
	Balance, beginning of period	$81,832	$82,105	$82,622	$83,063	$83,307
	Premiums and deposits (2), (3)	2,259	2,137	2,124	2,017	2,170
	Surrenders and withdrawals	(887)	(886)	(913)	(881)	(840)
	Benefit payments	(735)	(741)	(685)	(795)	(867)

	Net Flows	637	510	526	341	463
	Net transfers from (to) separate account	27	28	23	30	79
	Interest	802	810	806	811	815
	Policy charges	(446)	(445)	(443)	(443)	(461)
	Other	(747)	(386)	(471)	(495)	(377)

	Balance, end of period	$82,105	$82,622	$83,063	$83,307	$83,826
	ANNUITIES
		For the Three Months Ended
	Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
	Balance, beginning of period	$54,991	$53,899	$51,360	$52,226	$51,590
	Premiums and deposits (2), (3)	2,216	1,483	1,245	1,266	1,047
	Surrenders and withdrawals	(1,300)	(1,346)	(905)	(861)	(1,214)
	Benefit payments	(370)	(400)	(391)	(390)	(422)

	Net Flows	546	(263)	(51)	15	(589)
	Net transfers from (to) separate account	(1,401)	(1,251)	(750)	(604)	(335)
	Interest	472	450	444	449	430
	Policy charges	(15)	(15)	(16)	(14)	(12)
	Other	(694)	(1,460)	1,239	(482)	458

	Balance, end of period	$53,899	$51,360	$52,226	$51,590	$51,542
	SEPARATE ACCOUNT LIABILITIES LIFE & OTHER
		For the Three Months Ended
	Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
	Balance, beginning of period	$8,071	$7,946	$8,641	$8,232	$8,515
	Premiums and deposits (3)	240	180	174	167	178
	Surrenders and withdrawals	(109)	(111)	(116)	(109)	(121)
	Benefit payments	(8)	(12)	(10)	(12)	(12)

	Net Flows	123	57	48	46	45
	Investment performance	576	809	(304)	401	117
	Net transfers from (to) general account	(27)	(28)	(23)	(30)	(79)
	Policy charges	(136)	(134)	(133)	(133)	(135)
	Other	(661)	(9)	3	(1)	—

	Balance, end of period	$7,946	$8,641	$8,232	$8,515	$8,463
	ANNUITIES
		For the Three Months Ended
	Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
	Balance, beginning of period	$108,655	$120,263	$133,462	$131,416	$139,484
	Premiums and deposits (3)	5,778	4,232	3,870	3,836	2,961
	Surrenders and withdrawals	(1,993)	(2,151)	(2,103)	(2,019)	(2,177)
	Benefit payments	(203)	(242)	(254)	(242)	(283)

	Net Flows	3,582	1,839	1,513	1,575	501
	Investment performance	7,214	10,760	(3,587)	6,637	2,517
	Net transfers from (to) general account	1,401	1,251	750	604	335
	Policy charges	(589)	(652)	(723)	(750)	(788)
	Other	—	1	1	2	1

	Balance, end of period	$120,263	$133,462	$131,416	$139,484	$142,050

(1)	All of the retail property & casualty activity is reflected within the “Other” category.
(2)	Includes premiums and deposits directed to the General Account investment option of variable products.
(3)	Includes company sponsored internal exchanges.

AMERICAS RETAIL OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012

Direct and allocated expenses	$505	$491	$484	$460	$500
Pension and post-retirement benefit costs	56	57	57	57	40
Premium taxes, other taxes, and licenses & fees	50	48	46	40	33
Total fixed operating expenses	$611	$596	$587	$557	$573

Commissions and other variable expenses	903	801	768	751	736
Total other expenses	$1,514	$1,397	$1,355	$1,308	$1,309

SALES BY PRODUCT
	For the Three Months Ended
Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012

Life Sales (1)
Term Life	$35	$34	$36	$31	$33
Whole Life	29	28	33	30	36
Variable Life	16	8	8	7	8
Universal Life	56	42	37	36	50
Total life sales	$136	$112	$114	$104	$127

Annuity Sales (2)
Fixed annuity sales	$453	$435	$225	$253	$207
Variable annuity sales	7,229	4,926	4,613	4,595	3,569
Total annuity sales	$7,682	$5,361	$4,838	$4,848	$3,776

Annuity Separate Account and General Account
Separate Accounts
Total variable annuity separate accounts	$5,538	$3,964	$3,669	$3,655	$2,817
General Accounts
Fixed annuity	453	435	225	253	207
Variable annuity	1,691	962	944	940	752
Total general accounts	2,144	1,397	1,169	1,193	959
Total annuity premiums and deposits	$7,682	$5,361	$4,838	$4,848	$3,776

(1)      Statistical sales information is calculated using the LIMRA International, Inc. definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.

(2) Statutory premiums direct and assumed, excluding company sponsored internal exchanges.

AMERICAS RETAIL SPREAD BY PRODUCT VARIABLE & UNIVERSAL LIFE
	For the Three Months Ended
Unaudited	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012

Investment income yield	5.80%	6.42%	6.45%	6.64%	6.99%
Average crediting rate	4.49%	4.61%	4.52%	4.49%	4.54%
Annualized general account spread (1)	1.31%	1.81%	1.93%	2.15%	2.45%

DEFERRED ANNUITIES
	For the Three Months Ended
Unaudited	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012

Investment income yield	6.48%	6.48%	6.42%	6.40%	6.42%
Average crediting rate	3.47%	3.39%	3.41%	3.43%	3.40%
Annualized general account spread (2)	3.01%	3.09%	3.01%	2.97%	3.02%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012

Life (3)
Operating premiums, fees and other revenues	$1,516	$1,378	$1,397	$1,403	$1,544
Life mortality as percentage of expected	81.1%	91.6%	85.6%	91.3%	99.0%

Lapse Ratio (4)
Traditional life	6.1%	5.9%	6.0%	5.9%	5.8%
Variable & universal life	5.4%	5.3%	5.3%	5.1%	4.9%
Fixed annuity	7.8%	9.5%	9.8%	9.9%	9.4%
Variable annuity	6.8%	6.5%	6.2%	6.0%	6.0%

Retail Property & Casualty
Operating premiums, fees and other revenues	$423	$418	$421	$424	$433
Combined ratio including catastrophes	91.2%	91.2%	105.4%	94.6%	100.4%
Combined ratio excluding catastrophes	88.4%	87.1%	80.8%	90.6%	84.5%

(1)    Represents the general account spread for variable & universal life, a component of Life & Other.

(2)    Represents the general account spread for deferred annuities, a component of Annuities.

(3)    Represents traditional life and variable & universal life, components of Life & Other.

(4)    Lapse ratios are calculated based on the average of the most recent 12 months of experience.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	December 31, 2011	December 31, 2012

OPERATING REVENUES
Premiums	$3,491	$3,585	$3,683	$3,753	$3,773	$13,949	$14,794
Universal life and investment-type product policy fees	157	166	165	166	165	630	662
Net investment income	438	436	439	450	443	1,768	1,768
Other revenues	103	108	112	100	102	390	422
Total operating revenues	4,189	4,295	4,399	4,469	4,483	16,737	17,646

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	3,212	3,313	3,391	3,449	3,538	13,015	13,691
Interest credited to policyholder account balances	44	42	43	42	40	178	167
Capitalization of DAC	(32)	(31)	(33)	(38)	(36)	(176)	(138)
Amortization of DAC and VOBA	46	30	28	40	35	186	133
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	1	-	-	1
Other expenses	559	575	570	547	659	2,198	2,351
Total operating expenses	3,829	3,929	3,999	4,041	4,236	15,401	16,205

Operating earnings before provision for income tax	360	366	400	428	247	1,336	1,441
Provision for income tax expense (benefit)	120	123	133	145	80	445	481
Operating earnings	240	243	267	283	167	891	960
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$240	$243	$267	$283	$167	$891	$960

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$240	$243	$267	$283	$167	$891	$960
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(10)	(7)	13	5	(18)	(26)	(7)
Net derivative gains (losses)	114	(375)	555	(81)	(162)	1,203	(63)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(34)	(36)	(38)	(33)	(33)	(137)	(140)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(1)	-	-	-	(1)	-	(1)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(1)	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(23)	147	(186)	38	76	(363)	75
Income (loss) from continuing operations, net of income tax	285	(28)	611	212	29	1,568	824
Income (loss) from discontinued operations, net of income tax	-	-	-	-	2	2	2
Net income (loss)	285	(28)	611	212	31	1,570	826
Less: Net income (loss) attributable to noncontrolling interest	(1)	-	-	-	-	(1)	-
Net income (loss) attributable to MetLife, Inc.	286	(28)	611	212	31	1,571	826
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$286	$(28)	$611	$212	$31	$1,571	$826

Operating Premiums, Fees and Other Revenues
Group	$3,147	$3,253	$3,345	$3,406	$3,426	$12,585	$13,430
Voluntary & Worksite	604	606	615	613	614	2,384	2,448
Total Group, Voluntary & Worksite Benefits	$3,751	$3,859	$3,960	$4,019	$4,040	$14,969	$15,878

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES (1)
	For the Three Months Ended
Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Balance, beginning of period	$25,373	$25,582	$25,661	$26,642	$26,922
Premiums and deposits	4,118	4,296	4,330	4,428	4,269
Surrenders and withdrawals	(899)	(909)	(898)	(975)	(798)
Benefit payments	(2,841)	(2,984)	(3,017)	(3,072)	(3,110)

Net Flows	378	403	415	381	361
Net transfers from (to) separate account	2	-	(1)	-	1
Interest	213	212	209	211	218
Policy charges	(122)	(125)	(125)	(133)	(127)
Other	(262)	(411)	483	(179)	(603)

Balance, end of period	$25,582	$25,661	$26,642	$26,922	$26,772

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Balance, beginning of period	$444	$478	$528	$508	$533
Premiums and deposits	47	49	49	48	49
Surrenders and withdrawals	(7)	(12)	(10)	(10)	(14)
Benefit payments	-	(1)	(1)	(1)	(1)

Net Flows	40	36	38	37	34
Investment performance	34	53	(18)	28	6
Net transfers from (to) general account	(2)	-	1	-	(1)
Policy charges	(38)	(39)	(40)	(39)	(40)
Other	-	-	(1)	(1)	-

Balance, end of period	$478	$528	$508	$533	$532

(1) All of the group property & casualty activity is reflected within the “Other” category.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012

Direct and allocated expenses	$401	$418	$399	$382	$417
Pension and post-retirement benefit costs	21	19	19	19	8
Premium taxes, other taxes, and licenses & fees	51	55	60	56	56
Total fixed operating expenses	$473	$492	$478	$457	$481

Commissions and other variable expenses	86	83	92	90	178
Total other expenses	$559	$575	$570	$547	$659

SPREAD (1)
	For the Three Months Ended
Unaudited	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012

Investment income yield	6.05%	6.01%	6.02%	6.22%	6.16%
Average crediting rate	3.29%	3.29%	3.29%	3.31%	3.31%
Annualized general account spread	2.76%	2.72%	2.73%	2.91%	2.85%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012

Group Life (2)
Operating premiums, fees and other revenues	$1,317	$1,362	$1,392	$1,379	$1,370
Mortality ratio	85.2%	89.1%	87.3%	88.1%	84.6%
Group Non-Medical Health (3)
Operating premiums, fees and other revenues	$1,372	$1,415	$1,497	$1,555	$1,560
Benefit ratio	89.7%	87.5%	87.4%	88.5%	91.6%
Group Property & Casualty
Operating premiums, fees and other revenues	$344	$343	$357	$356	$357
Combined ratio including catastrophes	96.9%	92.3%	98.7%	87.8%	107.2%
Combined ratio excluding catastrophes	92.4%	89.8%	86.6%	87.2%	91.1%

(1)    Excludes group property & casualty.

(2)    Excludes accidental death and dismemberment (“AD&D”) and certain experience-rated contracts.

(3)    Includes dental, disability, long term care, AD&D, critical illness and vision.

AMERICAS CORPORATE BENEFIT FUNDING STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	December 31, 2011	December 31, 2012

OPERATING REVENUES
Premiums	$716	$507	$523	$450	$1,757	$2,848	$3,237
Universal life and investment-type product policy fees	51	51	57	53	64	232	225
Net investment income	1,337	1,401	1,431	1,421	1,450	5,506	5,703
Other revenues	67	64	65	64	66	249	259
Total operating revenues	2,171	2,023	2,076	1,988	3,337	8,835	9,424

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,362	1,092	1,131	1,070	2,411	5,287	5,704
Interest credited to policyholder account balances	330	339	338	339	342	1,323	1,358
Capitalization of DAC	(2)	(7)	(8)	(13)	(1)	(25)	(29)
Amortization of DAC and VOBA	3	10	4	4	4	17	22
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	2	2	2	2	2	9	8
Other expenses	129	128	120	120	110	513	478
Total operating expenses	1,824	1,564	1,587	1,522	2,868	7,124	7,541

Operating earnings before provision for income tax	347	459	489	466	469	1,711	1,883
Provision for income tax expense (benefit)	121	161	171	163	164	599	659
Operating earnings	226	298	318	303	305	1,112	1,224
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$226	$298	$318	$303	$305	$1,112	$1,224

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$226	$298	$318	$303	$305	$1,112	$1,224
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(66)	(98)	144	(25)	86	19	107
Net derivative gains (losses)	146	(243)	288	(194)	(8)	426	(157)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	24	29	10	16	7	133	62
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	7	(6)	(16)	(12)	4	(35)	(30)
Interest credited to policyholder account balances	(1)	(2)	(1)	(5)	(5)	(19)	(13)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(4)	-	-	(2)	2	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(35)	111	(148)	78	(30)	(182)	11
Income (loss) from continuing operations, net of income tax	297	89	595	159	361	1,454	1,204
Income (loss) from discontinued operations, net of income tax	-	4	3	-	4	27	11
Net income (loss)	297	93	598	159	365	1,481	1,215
Less: Net income (loss) attributable to noncontrolling interest	(5)	-	-	-	1	(3)	1
Net income (loss) attributable to MetLife, Inc.	302	93	598	159	364	1,484	1,214
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$302	$93	$598	$159	$364	$1,484	$1,214

Total Operating Premiums, Fees and Other Revenues	$834	$622	$645	$567	$1,887	$3,329	$3,721

AMERICAS CORPORATE BENEFIT FUNDING

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Balance, beginning of period	$104,585	$106,024	$108,339	$114,430	$116,659
Premiums and deposits	13,677	17,655	19,383	12,906	10,469
Surrenders and withdrawals	(12,491)	(14,745)	(14,885)	(12,028)	(9,666)
Benefit payments	(860)	(838)	(850)	(899)	(902)

Net Flows	326	2,072	3,648	(21)	(99)
Net transfers from (to) separate account	(31)	(5)	(11)	(11)	(11)
Interest	1,010	1,021	1,059	1,041	1,048
Policy charges	(32)	(21)	(31)	(34)	(18)
Other	166	(752)	1,426	1,254	(669)

Balance, end of period	$106,024	$108,339	$114,430	$116,659	$116,910

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Balance, beginning of period	$65,054	$64,851	$68,635	$69,704	$76,905
Premiums and deposits	1,984	2,383	1,546	2,494	2,268
Surrenders and withdrawals	(2,106)	(1,311)	(1,198)	(757)	(2,699)
Benefit payments	(13)	(16)	(17)	(21)	(13)

Net Flows	(135)	1,056	331	1,716	(444)
Investment performance	1,354	1,115	1,077	1,466	364
Net transfers from (to) general account	31	5	11	11	11
Policy charges	(79)	(84)	(81)	(78)	(75)
Other	(1,374)	1,692	(269)	4,086	(4,886)

Balance, end of period	$64,851	$68,635	$69,704	$76,905	$71,875

AMERICAS CORPORATE BENEFIT FUNDING OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012

Direct and allocated expenses	$ 84	$ 76	$ 61	$ 63	$ 73
Pension and post-retirement benefit costs	12	11	11	11	5
Premium taxes, other taxes, and licenses & fees	4	3	5	5	(1)
Total fixed operating expenses	$ 100	$ 90	$ 77	$ 79	$ 77

Commissions and other variable expenses	29	38	43	41	33
Total other expenses	$ 129	$ 128	$ 120	$ 120	$ 110

SPREAD
	For the Three Months Ended
Unaudited	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012

Investment income yield	5.12%	5.35%	5.27%	5.07%	5.10%
Average crediting rate	3.87%	3.87%	3.72%	3.64%	3.59%
Annualized general account spread	1.25%	1.48%	1.55%	1.43%	1.51%

AMERICAS LATIN AMERICA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	December 31, 2011	December 31, 2012

OPERATING REVENUES
Premiums	$601	$686	$652	$610	$630	$2,514	$2,578
Universal life and investment-type product policy fees	186	196	196	189	204	757	785
Net investment income	298	299	283	299	317	1,025	1,198
Other revenues	1	5	3	3	5	15	16
Total operating revenues	1,086	1,186	1,134	1,101	1,156	4,311	4,577

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	530	592	568	507	564	2,064	2,231
Interest credited to policyholder account balances	91	100	90	99	104	371	393
Capitalization of DAC	(64)	(84)	(71)	(83)	(115)	(295)	(353)
Amortization of DAC and VOBA	53	55	54	42	73	207	224
Amortization of negative VOBA	(2)	(2)	(1)	(1)	(1)	(6)	(5)
Interest expense on debt	-	1	-	(4)	2	1	(1)
Other expenses	324	326	323	353	373	1,305	1,375
Total operating expenses	932	988	963	913	1,000	3,647	3,864

Operating earnings before provision for income tax	154	198	171	188	156	664	713
Provision for income tax expense (benefit)	31	50	36	36	8	150	130
Operating earnings	123	148	135	152	148	514	583
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$123	$148	$135	$152	$148	$514	$583

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$123	$148	$135	$152	$148	$514	$583
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(5)	3	(13)	(2)	10	(6)	(2)
Net derivative gains (losses)	6	37	(14)	19	(4)	(36)	38
Premiums	23	22	22	16	4	92	64
Universal life and investment-type product policy fees	2	3	4	1	3	8	11
Net investment income	36	51	26	45	34	80	156
Other revenues	(1)	-	1	-	-	(1)	1
Policyholder benefits and claims and policyholder dividends	(21)	(86)	(144)	26	(37)	(392)	(241)
Interest credited to policyholder account balances	(36)	(51)	(25)	(37)	(38)	(78)	(151)
Capitalization of DAC	2	2	2	1	-	9	5
Amortization of DAC and VOBA	(1)	(1)	(2)	-	(1)	(4)	(4)
Amortization of negative VOBA	1	1	1	-	-	4	2
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(18)	(10)	(13)	(8)	(5)	(58)	(36)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(1)	10	38	(12)	17	82	53
Income (loss) from continuing operations, net of income tax	110	129	18	201	131	214	479
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	110	129	18	201	131	214	479
Less: Net income (loss) attributable to noncontrolling interest	-	-	1	-	-	-	1
Net income (loss) attributable to MetLife, Inc.	110	129	17	201	131	214	478
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$110	$129	$17	$201	$131	$214	$478

Total Operating Premiums, Fees and Other Revenues	$788	$887	$851	$802	$839	$3,286	$3,379

ASIA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	December 31, 2011	December 31, 2012

OPERATING REVENUES
Premiums	$1,942	$2,039	$2,064	$2,112	$2,129	$7,716	$8,344
Universal life and investment-type product policy fees	323	362	352	388	389	1,343	1,491
Net investment income	676	681	760	709	745	2,475	2,895
Other revenues	8	16	(3)	4	9	36	26
Total operating revenues	2,949	3,098	3,173	3,213	3,272	11,570	12,756

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,308	1,360	1,435	1,455	1,569	5,239	5,819
Interest credited to policyholder account balances	414	429	426	468	461	1,607	1,784
Capitalization of DAC	(515)	(587)	(555)	(579)	(567)	(2,045)	(2,288)
Amortization of DAC and VOBA	323	373	419	396	375	1,486	1,563
Amortization of negative VOBA	(134)	(131)	(128)	(128)	(69)	(560)	(456)
Interest expense on debt	-	1	4	-	-	-	5
Other expenses	1,151	1,191	1,153	1,206	1,188	4,522	4,738
Total operating expenses	2,547	2,636	2,754	2,818	2,957	10,249	11,165

Operating earnings before provision for income tax	402	462	419	395	315	1,321	1,591
Provision for income tax expense (benefit)	143	161	140	136	117	441	554
Operating earnings	259	301	279	259	198	880	1,037
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$259	$301	$279	$259	$198	$880	$1,037

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$259	$301	$279	$259	$198	$880	$1,037
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(109)	(78)	(43)	(47)	(174)	(305)	(342)
Net derivative gains (losses)	(27)	(30)	50	(31)	(159)	202	(170)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	(1)	(1)	(2)	4	-	-
Net investment income	(147)	508	(357)	135	240	(521)	526
Other revenues	5	5	6	7	5	13	23
Policyholder benefits and claims and policyholder dividends	(21)	(23)	(21)	(38)	(45)	(48)	(127)
Interest credited to policyholder account balances	155	(515)	352	(134)	(242)	512	(539)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	1	1	1	(2)	(4)	(19)	(4)
Amortization of negative VOBA	17	17	16	15	17	74	65
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	2	6	10	4	4	3	24
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit (1)	58	53	(21)	27	424	44	483
Income (loss) from continuing operations, net of income tax	193	244	271	193	268	835	976
Income (loss) from discontinued operations, net of income tax	27	-	-	-	-	(44)	-
Net income (loss)	220	244	271	193	268	791	976
Less: Net income (loss) attributable to noncontrolling interest	8	7	10	8	1	9	26
Net income (loss) attributable to MetLife, Inc.	212	237	261	185	267	782	950
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$212	$237	$261	$185	$267	$782	$950

Total Operating Premiums, Fees and Other Revenues	$2,273	$2,417	$2,413	$2,504	$2,527	$9,095	$9,861

(1) Includes deferred tax benefit of $324 million related to the conversion of the Japan branch to a subsidiary for both the three months and year ended December 31, 2012.

EMEA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	December 31, 2011	December 31, 2012

OPERATING REVENUES
Premiums	$581	$652	$627	$536	$555	$2,477	$2,370
Universal life and investment-type product policy fees	79	80	71	82	100	315	333
Net investment income	107	157	127	122	129	562	535
Other revenues	39	36	27	35	23	123	121
Total operating revenues	806	925	852	775	807	3,477	3,359

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	282	343	343	255	255	1,290	1,196
Interest credited to policyholder account balances	48	33	26	32	35	166	126
Capitalization of DAC	(174)	(177)	(200)	(158)	(188)	(669)	(723)
Amortization of DAC and VOBA	152	146	180	130	170	613	626
Amortization of negative VOBA	(7)	(4)	(35)	(26)	(29)	(53)	(94)
Interest expense on debt	(1)	-	1	2	(2)	-	1
Other expenses	433	471	422	440	477	1,723	1,810
Total operating expenses	733	812	737	675	718	3,070	2,942

Operating earnings before provision for income tax	73	113	115	100	89	407	417
Provision for income tax expense (benefit)	26	41	37	38	30	156	146
Operating earnings	47	72	78	62	59	251	271
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$47	$72	$78	$62	$59	$251	$271

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$47	$72	$78	$62	$59	$251	$271
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(221)	(18)	(18)	73	(6)	(525)	31
Net derivative gains (losses)	3	29	14	13	5	32	61
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	13	1	1	-	15
Net investment income	101	458	(178)	348	185	(27)	813
Other revenues	(1)	-	-	-	-	(1)	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	(81)	(450)	177	(337)	(174)	39	(784)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	(16)	(2)	-	-	(18)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(23)	6	(20)	(22)	(12)	(86)	(48)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	57	(22)	36	(32)	(30)	164	(48)
Income (loss) from continuing operations, net of income tax	(118)	75	86	104	28	(153)	293
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	(118)	75	86	104	28	(153)	293
Less: Net income (loss) attributable to noncontrolling interest	(6)	17	(6)	(5)	3	(12)	9
Net income (loss) attributable to MetLife, Inc.	(112)	58	92	109	25	(141)	284
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(112)	$58	$92	$109	$25	$(141)	$284

Total Operating Premiums, Fees and Other Revenues	$699	$768	$725	$653	$678	$2,915	$2,824

CORPORATE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	December 31, 2011	December 31, 2012

OPERATING REVENUES
Premiums	$13	$14	$14	$15	$13	$54	$56
Universal life and investment-type product policy fees	40	40	39	38	38	155	155
Net investment income	207	192	238	117	156	888	703
Other revenues	6	14	5	8	6	60	33
Total operating revenues	266	260	296	178	213	1,157	947

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	25	11	52	31	25	126	119
Interest credited to policyholder account balances	-	-	12	11	16	-	39
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	1	-	-	1	1	1	2
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	324	311	290	285	290	1,293	1,176
Other expenses	147	155	108	146	150	505	559
Total operating expenses	497	477	462	474	482	1,925	1,895

Operating earnings before provision for income tax	(231)	(217)	(166)	(296)	(269)	(768)	(948)
Provision for income tax expense (benefit)	(167)	(180)	(144)	(192)	(163)	(584)	(679)
Operating earnings	(64)	(37)	(22)	(104)	(106)	(184)	(269)
Preferred stock dividends	31	30	31	30	31	122	122
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(95)	$(67)	$(53)	$(134)	$(137)	$(306)	$(391)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$(64)	$(37)	$(22)	$(104)	$(106)	$(184)	$(269)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(171)	21	(205)	(35)	(132)	(182)	(351)
Net derivative gains (losses)	(213)	(870)	227	(635)	(512)	676	(1,790)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	137	197	178	63	52	677	490
Other revenues	231	140	(40)	13	13	869	126
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(43)	(43)	(45)	(40)	(38)	(325)	(166)
Other expenses	(454)	(527)	(376)	(235)	(233)	(1,504)	(1,371)
Goodwill impairment	-	-	-	(176)	-	-	(176)
Provision for income tax (expense) benefit	204	374	95	309	311	(40)	1,089
Income (loss) from continuing operations, net of income tax	(373)	(745)	(188)	(840)	(645)	(13)	(2,418)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	2	4	2
Net income (loss)	(373)	(745)	(188)	(840)	(643)	(9)	(2,416)
Less: Net income (loss) attributable to noncontrolling interest	2	-	3	(6)	4	(2)	1
Net income (loss) attributable to MetLife, Inc.	(375)	(745)	(191)	(834)	(647)	(7)	(2,417)
Less: Preferred stock dividends	31	30	31	30	31	122	122
Less: Preferred stock redemption premium	-	-	-	-	-	146	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(406)	$(775)	$(222)	$(864)	$(678)	$(275)	$(2,539)

Total Operating Premiums, Fees and Other Revenues	$59	$68	$58	$61	$57	$269	$244

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Fixed Maturity Securities
Yield (1)	4.90%	4.96%	4.76%	4.85%	4.85%
Investment income (2), (3), (4)	$3,808	$3,840	$3,720	$3,833	$3,850
Investment gains (losses) (3)	(478)	(136)	(19)	34	74
Ending carrying value (2), (3)	351,011	355,269	367,138	378,748	375,108
Mortgage Loans
Yield (1)	5.53%	5.62%	5.44%	5.81%	5.71%
Investment income (3), (4)	832	830	764	810	786
Investment gains (losses) (3)	15	36	13	-	8
Ending carrying value (3)	61,303	57,281	55,750	56,291	54,340
Real Estate and Real Estate Joint Ventures
Yield (1)	2.65%	3.76%	8.75%	2.95%	3.10%
Investment income (3)	55	80	185	64	72
Investment gains (losses) (3)	(11)	17	(12)	(15)	43
Ending carrying value	8,563	8,472	8,477	8,749	9,918
Policy Loans
Yield (1)	5.35%	5.30%	5.27%	5.25%	5.19%
Investment income	159	158	156	157	155
Ending carrying value	11,892	11,896	11,912	11,949	11,884
Equity Securities
Yield (1)	4.52%	4.17%	5.24%	3.65%	5.36%
Investment income	35	32	38	26	37
Investment gains (losses)	14	(9)	19	3	(9)
Ending carrying value	3,023	3,043	2,882	2,803	2,891
Other Limited Partnership Interests
Yield (1)	6.16%	11.34%	16.07%	8.66%	15.01%
Investment income	99	182	266	145	252
Investment gains (losses)	(4)	(2)	(9)	(7)	(18)
Ending carrying value	6,378	6,487	6,726	6,730	6,688
Cash and Short-term Investments
Yield (1)	0.87%	0.69%	0.65%	0.66%	0.77%
Investment income	33	32	34	34	43
Investment gains (losses)	1	-	-	3	3
Ending carrying value (3)	27,750	30,465	34,540	31,625	32,634
Other Invested Assets (1)
Investment income	108	132	197	140	126
Investment gains (losses) (3)	(6)	(25)	(10)	12	(134)
Ending carrying value	23,581	20,172	24,288	23,477	21,145
Total Investments
Investment income yield (1)	4.87%	5.00%	5.05%	4.88%	4.93%
Investment fees and expenses yield	(0.14)	(0.13)	(0.13)	(0.13)	(0.13)
Net Investment Income Yield (1), (3), (5)	4.73%	4.87%	4.92%	4.75%	4.80%
Investment income	$5,129	$5,286	$5,360	$5,209	$5,321
Investment fees and expenses	(143)	(140)	(139)	(140)	(135)
Net investment income including Divested businesses	4,986	5,146	5,221	5,069	5,186
Less: Net investment income from Divested businesses (5)	94	69	49	21	11
Net Investment Income (3)	$4,892	$5,077	$5,172	$5,048	$5,175
Ending Carrying Value (3)	$493,501	$493,085	$511,713	$520,372	$514,608
Investment portfolio gains (losses) including Divested businesses	$(469)	$(119)	$(18)	$30	$(33)
Less: Investment portfolio gains (losses) from Divested businesses (5)	(138)	96	(35)	(26)	2
Investment Portfolio Gains (Losses) (3), (5)	$(331)	$(215)	$17	$56	$(35)
Gross investment gains	$247	$278	$255	$257	$359
Gross investment losses	(328)	(335)	(182)	(127)	(170)
Writedowns	(250)	(158)	(56)	(74)	(224)
Investment Portfolio Gains (Losses) (3), (5)	(331)	(215)	17	56	(35)
Investment portfolio gains (losses) income tax (expense) benefit	118	70	(13)	(13)	33
Investment Portfolio Gains (Losses), Net of Income Tax	$(213)	$(145)	$4	$43	$(2)

Derivative Gains (Losses) including Divested businesses	$509	$(2,064)	$1,984	$(824)	$(1,453)
Less: Derivative gains (losses) from Divested businesses (5)	(13)	(5)	(2)	-	1
Derivative gains (losses) (3), (5)	522	(2,059)	1,986	(824)	(1,454)
Derivative gains (losses) income tax (expense) benefit	(171)	727	(699)	281	530
Derivative Gains (Losses), Net of Income Tax	$351	$(1,332)	$1,287	$(543)	$(924)

(1)         Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities (“CSEs”), contractholder-directed unit-linked investments and securitized reverse residential mortgage loans. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)         Fixed maturity securities includes $740 million, $818 million, $799 million, $743 million and $842 million in ending carrying value, and $25 million, $45 million, ($1) million, $24 million and $20 million of investment income related to fair value option and trading securities at or for the three months ended December 31, 2011, March 31, 2012, June 30, 2012, September 30, 2012 and December 31, 2012, respectively.

(3)         The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended December 31, 2011, March 31, 2012, June 30, 2012, September 30, 2012 and December 31, 2012, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $17,411 million, $18,119 million, $17,459 million, $15,199 million and $15,465 million; B) Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $117 million, $89 million, $70 million, $53 million and $41 million, mortgage loans of $3,138 million, $3,024 million, $2,932 million, $2,879 million and $2,666 million and cash and short-term investments of $21 million, $3 million, $21 million, $3 million and $10 million; C) Mortgage loans ending carrying value excludes securitized reverse residential mortgage loans of $7,652 million, $8,283 million, $259 million, $0 and $0; D) Net investment income adjustments as presented on Page A-1 within the reconciliation to Net Income; E) Investment portfolio gains (losses) presented above and the GAAP adjustments as presented below; and F) Derivative gains (losses) presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Investment portfolio gains (losses) including Divested businesses—in above yield table	$(469)	$(119)	$(18)	$30	$(33)
Real estate discontinued operations	1	(21)	(4)	-	(44)
Net investment gains (losses) related to CSEs	3	(5)	4	15	11
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(93)	35	(46)	(23)	(134)
Net investment gains (losses)—GAAP basis	$(558)	$(110)	$(64)	$22	$(200)

	For the Three Months Ended
	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Derivative gains (losses) including Divested businesses—in above yield table	$509	$(2,064)	$1,984	$(824)	$(1,453)
Investment hedge adjustments	85	89	113	108	138
Joint venture adjustments	-	-	-	-	-
Settlement of foreign currency earnings hedges	(4)	(5)	(6)	(7)	(5)
PAB hedge adjustments	1	2	1	5	5
Net derivative gains (losses)—GAAP basis	$591	$(1,978)	$2,092	$(718)	$(1,315)

(4)         Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)         Yields are calculated including net investment income of certain Divested businesses and related carrying values. The net investment income adjustment on Page A-1 for all of the Divested businesses for the three months ended March 31, 2012, June 30, 2012, September 31, 2012 and December 31, 2012, includes $85 million, $88 million, $4 million and $0, respectively, for securitized reverse residential mortgage loans that was excluded from the Mortgage Loans and total yield section presented above. See Page 2 for discussion of Divested businesses.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Fixed Maturity Securities
Yield (1)	4.94%	4.96%	4.86%	4.86%	4.85%
Investment income (2), (3), (4)	$15,016	$3,840	$7,560	$11,393	$15,243
Investment gains (losses) (3)	(932)	(136)	(155)	(121)	(47)
Ending carrying value (2), (3)	351,011	355,269	367,138	378,748	375,108
Mortgage Loans
Yield (1)	5.53%	5.62%	5.53%	5.62%	5.64%
Investment income (3), (4)	3,162	830	1,594	2,404	3,190
Investment gains (losses) (3)	175	36	49	49	57
Ending carrying value (3)	61,303	57,281	55,750	56,291	54,340
Real Estate and Real Estate Joint Ventures
Yield (1)	3.76%	3.76%	6.25%	5.14%	4.59%
Investment income (3)	307	80	265	329	401
Investment gains (losses) (3)	230	17	5	(10)	33
Ending carrying value	8,563	8,472	8,477	8,749	9,918
Policy Loans
Yield (1)	5.43%	5.30%	5.28%	5.27%	5.25%
Investment income	641	158	314	471	626
Ending carrying value	11,892	11,896	11,912	11,949	11,884
Equity Securities
Yield (1)	4.44%	4.17%	4.69%	4.36%	4.60%
Investment income	141	32	70	96	133
Investment gains (losses)	(23)	(9)	10	13	4
Ending carrying value	3,023	3,043	2,882	2,803	2,891
Other Limited Partnership Interests
Yield (1)	10.58%	11.34%	13.74%	12.00%	12.76%
Investment income	681	182	448	593	845
Investment gains (losses)	4	(2)	(11)	(18)	(36)
Ending carrying value	6,378	6,487	6,726	6,730	6,688
Cash and Short-term Investments
Yield (1)	1.04%	0.69%	0.67%	0.67%	0.69%
Investment income	155	32	66	100	143
Investment gains (losses)	2	-	-	3	6
Ending carrying value (3)	27,750	30,465	34,540	31,625	32,634
Other Invested Assets (1)
Investment income	439	132	329	469	595
Investment gains (losses) (3)	(9)	(25)	(35)	(23)	(157)
Ending carrying value	23,581	20,172	24,288	23,477	21,145
Total Investments
Investment income yield (1)	5.00%	5.00%	5.03%	4.98%	4.96%
Investment fees and expenses yield	(0.13)	(0.13)	(0.13)	(0.13)	(0.13)
Net Investment Income Yield (1), (3), (5)	4.87%	4.87%	4.90%	4.85%	4.83%
Investment income	$20,542	$5,286	$10,646	$15,855	$21,176
Investment fees and expenses	(546)	(140)	(279)	(419)	(554)
Net investment income including Divested businesses	19,996	5,146	10,367	15,436	20,622
Less: Net investment income from Divested businesses (5)	358	69	118	139	150
Net Investment Income (3)	$19,638	$5,077	$10,249	$15,297	$20,472
Ending Carrying Value (3)	$493,501	$493,085	$511,713	$520,372	$514,608
Investment portfolio gains (losses) including Divested businesses	$(553)	$(119)	$(137)	$(107)	$(140)
Less: Investment portfolio gains (losses) from Divested businesses (5)	(140)	96	61	35	37
Investment Portfolio Gains (Losses) (3), (5)	$(413)	$(215)	$(198)	$(142)	$(177)
Gross investment gains	$1,354	$278	$533	$790	$1,149
Gross investment losses	(1,058)	(335)	(517)	(644)	(814)
Writedowns	(709)	(158)	(214)	(288)	(512)
Investment Portfolio Gains (Losses) (3), (5)	(413)	(215)	(198)	(142)	(177)
Investment portfolio gains (losses) income tax (expense) benefit	148	70	57	44	77
Investment Portfolio Gains (Losses), Net of Income Tax	$(265)	$(145)	$(141)	$(98)	$(100)
Derivative Gains (Losses) including Divested businesses	$4,545	$(2,064)	$(80)	$(904)	$(2,357)
Less: Derivative gains (losses) from Divested businesses (5)	(163)	(5)	(7)	(7)	(6)
Derivative gains (losses) (3), (5)	4,708	(2,059)	(73)	(897)	(2,351)
Derivative gains (losses) income tax (expense) benefit	(1,643)	727	28	309	839
Derivative Gains (Losses), Net of Income Tax	$3,065	$(1,332)	$(45)	$(588)	$(1,512)

(1)         Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs, contractholder-directed unit-linked investments and securitized reverse residential mortgage loans. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)         Fixed maturity securities includes $740 million, $818 million, $799 million, $743 million and $842 million in ending carrying value, and $31 million, $45 million, $44 million, $68 million and $88 million of investment income related to fair value option and trading securities at or for the year-to-date period ended December 31, 2011, March 31, 2012, June 30, 2012, September 30, 2012 and December 31, 2012, respectively.

(3)         The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended December 31, 2011, March 31, 2012, June 30, 2012, September 30, 2012 and December 31, 2012, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $17,411 million, $18,119 million, $17,459 million, $15,199 million and $15,465 million; B) Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $117 million, $89 million, $70 million, $53 million and $41 million, mortgage loans of $3,138 million, $3,024 million, $2,932 million, $2,879 million and $2,666 million and cash and short-term investments of $21 million, $3 million, $21 million, $3 million and $10 million; C) Mortgage loans ending carrying value excludes securitized reverse residential mortgage loans of $7,652 million, $8,283 million, $259 million, $0 and $0; D) Net investment income adjustments as presented on Page A-1 within the reconciliation to Net Income; E) Investment portfolio gains (losses) presented above and the GAAP adjustments as presented below; and F) Derivative gains (losses) presented above and GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Investment portfolio gains (losses) including Divested businesses—in above yield table	$(553)	$(119)	$(137)	$(107)	$(140)
Real estate discontinued operations	(96)	(21)	(25)	(25)	(69)
Net investment gains (losses) related to certain CSEs	5	(5)	(1)	14	25
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(223)	35	(11)	(34)	(168)
Net investment gains (losses)—GAAP basis	$(867)	$(110)	$(174)	$(152)	$(352)

	For the Year-to-Date Period Ended
	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Derivative gains (losses) including Divested businesses—in above yield table	$4,545	$(2,064)	$(80)	$(904)	$(2,357)
Investment hedge adjustments	249	89	202	310	448
Joint venture adjustments	23	-	-	-	-
Settlement of foreign currency earnings hedges	(12)	(5)	(11)	(18)	(23)
PAB hedge adjustments	19	2	3	8	13
Net derivative gains (losses)—GAAP basis	$4,824	$(1,978)	$114	$(604)	$(1,919)

(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)         Yields are calculated including net investment income of certain Divested businesses and related carrying values. The net investment income adjustment on Page A-1 for all of the Divested businesses for the year-to-date period ended March 31, 2012, June 30, 2012, September 30, 2012 and December 31, 2012, includes $85 million, $173 million, $177 million and $177 million, respectively, for securitized reverse residential mortgage loans that was excluded from the Mortgage Loans and total yield section presented above. See Page 2 for discussion of Divested businesses.

	INVESTMENTS GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)
		December 31, 2011		March 31, 2012		June 30, 2012		September 30, 2012		December 31, 2012
	Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

	Less than 20%	$2,896	52.5%	$1,963	52.6%	$1,813	52.1%	$1,157	51.6%	$1,000	57.2%
	20% or more for less than six months	1,332	24.2%	258	6.9%	272	7.8%	111	5.0%	89	5.1%
	20% or more for six months or greater	1,285	23.3%	1,512	40.5%	1,397	40.1%	973	43.4%	659	37.7%
	Total Gross Unrealized Losses	$5,513	100.0%	$3,733	100.0%	$3,482	100.0%	$2,241	100.0%	$1,748	100.0%

	Total Gross Unrealized Gains	$25,973		$25,203		$30,950		$35,455		$35,144

	GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE EQUITY SECURITIES AVAILABLE-FOR-SALE (1)
		December 31, 2011		March 31, 2012		June 30, 2012		September 30, 2012		December 31, 2012
	Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

	Less than 20%	$76	25.4%	$33	18.6%	$56	25.3%	$33	16.6%	$30	18.9%
	20% or more for less than six months	123	41.1%	14	7.9%	19	8.6%	28	14.1%	10	6.3%
	20% or more for six months or greater	100	33.5%	130	73.5%	146	66.1%	138	69.3%	119	74.8%
	Total Gross Unrealized Losses	$299	100.0%	$177	100.0%	$221	100.0%	$199	100.0%	$159	100.0%

	Total Gross Unrealized Gains	$114		$158		$130		$164		$212

(1)

MetLife, Inc.’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION
Unaudited (In millions)		December 31, 2011		March 31, 2012		June 30, 2012		September 30, 2012		December 31, 2012
		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
U.S. corporate securities		$105,785	30.2%	$105,273	29.7%	$110,373	30.1%	$113,942	30.1%	$114,126	30.5%
Foreign corporate securities		64,018	18.3%	65,354	18.4%	63,345	17.3%	65,257	17.3%	67,184	18.0%
Foreign government securities		52,536	15.0%	55,338	15.6%	56,193	15.3%	57,405	15.2%	57,336	15.3%
U.S. Treasury and agency securities		40,012	11.4%	41,416	11.7%	47,841	13.1%	51,448	13.6%	47,967	12.8%
Residential mortgage-backed securities		42,637	12.2%	41,279	11.7%	41,064	11.2%	40,591	10.7%	37,479	10.0%
Commercial mortgage-backed securities		19,069	5.4%	18,732	5.3%	19,017	5.2%	19,440	5.1%	19,129	5.1%
Asset-backed securities		12,979	3.7%	13,143	3.7%	13,892	3.8%	15,005	4.0%	15,997	4.3%
State and political subdivision securities		13,235	3.8%	13,916	3.9%	14,614	4.0%	14,917	4.0%	15,048	4.0%
Total fixed maturity securities available-for-sale		$350,271	100.0%	$354,451	100.0%	$366,339	100.0%	$378,005	100.0%	$374,266	100.0%

NAIC	RATING AGENCY
RATING	DESIGNATION
1	Aaa / Aa / A	$246,786	70.5%	$248,544	70.1%	$258,302	70.5%	$264,892	70.1%	$258,568	69.1%
2	Baa	78,531	22.4%	80,882	22.8%	83,515	22.8%	87,930	23.3%	90,193	24.1%
3	Ba	14,375	4.1%	14,618	4.1%	14,848	4.1%	15,029	4.0%	14,434	3.8%
4	B	8,849	2.5%	9,051	2.6%	8,503	2.3%	8,881	2.3%	9,607	2.6%
5	Caa and lower	1,668	0.5%	1,334	0.4%	1,121	0.3%	1,207	0.3%	1,379	0.4%
6	In or near default	62	0.0%	22	0.0%	50	0.0%	66	0.0%	85	0.0%
Total fixed maturity securities available-for-sale (1)		$350,271	100.0%	$354,451	100.0%	$366,339	100.0%	$378,005	100.0%	$374,266	100.0%

(1)    Amounts presented are based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners (“NAIC”), except as described below. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities), held by MetLife, Inc.’s insurance subsidiaries that maintain the NAIC statutory basis of accounting are based on ratings from revised NAIC rating methodologies. The NAIC’s present methodology is to evaluate structured securities held by insurers using the revised NAIC rating methodologies on an annual basis. If such insurance subsidiaries of MetLife, Inc. acquire structured securities that have not been previously evaluated by the NAIC, but are expected to be evaluated by the NAIC in the upcoming annual review, an internally developed rating is used until a final rating becomes available. These revised NAIC ratings may not correspond to the rating agency designations. The rating agency designations are based on availability of applicable ratings from those rating agencies on the NAIC credit rating provider list.

SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES

	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Unaudited (In millions)
Traditional (2), (3)	$ 5,959	$ 6,954	$ 7,083	$ 7,338	$ 8,489
Real estate joint ventures and funds	2,340	1,172	1,109	1,083	941
Subtotal	8,299	8,126	8,192	8,421	9,430
Foreclosed	264	346	285	328	488
Total Real Estate and Real Estate Joint Ventures	$ 8,563	$ 8,472	$ 8,477	$ 8,749	$ 9,918
(2) Includes wholly-owned real estate and operating real estate joint ventures. (3) Includes real estate held-for-sale and held-for-investment.

INVESTMENTS SUMMARY OF MORTGAGE LOANS (1), (2)

Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Commercial mortgage loans	$40,440	$40,329	$41,035	$41,941	$40,472
Agricultural mortgage loans	13,129	12,946	12,848	12,600	12,843
Residential mortgage loans	689	788	747	818	958
Mortgage loans held-for-sale	7,526	3,664	1,481	1,286	414
Total Mortgage Loans	61,784	57,727	56,111	56,645	54,687
Valuation allowances	(481)	(446)	(361)	(354)	(347)
Total Mortgage Loans, net	$61,303	$57,281	$55,750	$56,291	$54,340

(1)    Excludes the effects of securitized reverse residential mortgage loans which have been sold, but do not qualify for de-recognition. See Page 27, note 3 for the amount excluded for each period presented.

(2)    Excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs. See Page 27, note 3 for the amount excluded for each period presented.

SUMMARY OF  COMMERCIAL MORTGAGE LOANS

BY REGION AND PROPERTY TYPE

	December 31, 2011		March 31, 2012		June 30, 2012		September 30, 2012		December 31, 2012
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

South Atlantic	$9,022	22.3%	$8,968	22.2%	$8,966	21.9%	$8,430	20.1%	$7,969	19.7%
Pacific	8,209	20.3%	8,015	19.9%	7,973	19.4%	8,189	19.5%	7,932	19.6%
Middle Atlantic	6,370	15.8%	6,288	15.6%	6,412	15.6%	7,014	16.7%	6,780	16.7%
International	4,713	11.7%	4,839	12.0%	4,955	12.1%	5,436	13.0%	5,567	13.8%
West South Central	3,220	8.0%	3,289	8.1%	3,492	8.5%	3,485	8.3%	3,436	8.5%
East North Central	2,984	7.3%	2,936	7.3%	3,110	7.6%	3,161	7.5%	3,026	7.5%
New England	1,563	3.9%	1,572	3.9%	1,553	3.8%	1,551	3.7%	1,489	3.7%
Mountain	746	1.8%	810	2.0%	992	2.4%	990	2.4%	906	2.2%
East South Central	487	1.2%	483	1.2%	460	1.1%	459	1.1%	457	1.1%
West North Central	365	0.9%	346	0.9%	338	0.8%	335	0.8%	288	0.7%
Multi-Region and Other	2,761	6.8%	2,783	6.9%	2,784	6.8%	2,891	6.9%	2,622	6.5%
Total	$40,440	100.0%	$40,329	100.0%	$41,035	100.0%	$41,941	100.0%	$40,472	100.0%

Office	$18,582	45.9%	$18,320	45.4%	$18,502	45.1%	$18,899	45.1%	$18,012	44.5%
Retail	9,524	23.6%	9,545	23.7%	9,669	23.6%	9,758	23.3%	9,445	23.3%
Apartment	4,011	9.9%	3,930	9.7%	4,303	10.5%	4,114	9.8%	3,944	9.8%
Hotel	3,114	7.7%	3,136	7.8%	3,181	7.7%	3,482	8.3%	3,355	8.3%
Industrial	3,102	7.7%	3,288	8.2%	3,224	7.9%	3,237	7.7%	3,159	7.8%
Other	2,107	5.2%	2,110	5.2%	2,156	5.2%	2,451	5.8%	2,557	6.3%
Total	$40,440	100.0%	$40,329	100.0%	$41,035	100.0%	$41,941	100.0%	$40,472	100.0%

Appendix

APPENDIX METLIFE, INC. RECONCILIATION DETAIL
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	December 31, 2011	December 31, 2012

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,275	$1,494	$1,463	$1,447	$1,404	$4,799	$5,808
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(558)	(110)	(64)	22	(200)	(867)	(352)
Net derivative gains (losses)	591	(1,978)	2,092	(718)	(1,315)	4,824	(1,919)
Premiums—Divested businesses	23	22	22	16	4	92	64
Universal life and investment-type product policy fees
Unearned revenue adjustments	-	(6)	20	(4)	5	14	15
GMIB fees	66	72	74	86	86	256	318
Divested businesses	2	3	4	1	3	8	11
Net investment income
Investment hedge adjustments	(85)	(89)	(113)	(108)	(138)	(249)	(448)
Income from discontinued real estate operations	(1)	-	(2)	-	(1)	(10)	(3)
Joint venture adjustments	-	-	-	-	-	(23)	-
Unit-linked contract income	(16)	1,015	(517)	512	463	(453)	1,473
Securitization entities income	43	43	42	40	38	324	163
Divested businesses	94	154	137	25	11	358	327
Other revenues
Settlement of foreign currency earnings hedges	4	5	6	7	5	12	23
Divested businesses	230	140	(39)	13	13	868	127
Policyholder benefits and claims and policyholder dividends
PDO adjustments	-	-	-	-	-	-	-
Inflation adjustments and pass through adjustments	(24)	(98)	(169)	(13)	(73)	(420)	(353)
GMIB costs	(448)	(388)	52	(278)	(563)	(192)	(1,177)
Market value adjustments	-	(7)	(2)	(1)	(3)	(7)	(13)
Divested businesses	(13)	(15)	(12)	(11)	(5)	(57)	(43)
Interest credited to policyholder account balances
PAB hedge adjustments	(1)	(2)	(1)	(5)	(5)	(19)	(13)
Unit-linked contract costs	40	(1,016)	509	(507)	(454)	483	(1,468)
Divested businesses	(2)	-	(5)	(1)	-	(10)	(6)
Capitalization of DAC—Divested businesses	2	2	2	1	-	9	5
Amortization of DAC and VOBA
Related to NIGL and NDGL	(16)	192	(257)	(14)	38	(526)	(41)
Related to GMIB fees and GMIB costs	90	113	(58)	57	(89)	(13)	23
Related to market value adjustments	-	-	-	-	-	-	-
Divested businesses	(1)	(1)	(2)	-	(1)	(4)	(4)
Amortization of negative VOBA
Related to market value adjustments	17	17	16	15	17	74	65
Divested businesses	1	1	1	-	-	4	2
Interest expense on debt
Securitization entities debt expense	(43)	(43)	(42)	(40)	(38)	(324)	(163)
Divested businesses	-	-	(3)	-	-	(1)	(3)
Other expenses
Noncontrolling interest	1	24	11	(13)	17	(8)	39
Regulatory implementation costs	(9)	(7)	(14)	(18)	(12)	(23)	(51)
Acquisition & integration costs	(133)	(75)	(56)	(80)	(69)	(412)	(280)
Divested businesses	(357)	(467)	(340)	(152)	(180)	(1,202)	(1,139)
Goodwill impairment	-	-	-	(1,868)	-	-	(1,868)
Provision for income tax (expense) benefit (1)	191	871	(455)	632	1,147	(914)	2,195
Income (loss) from continuing operations, net of income tax	963	(134)	2,300	(957)	105	6,391	1,314
Income (loss) from discontinued operations, net of income tax	25	14	3	-	31	24	48
Net income (loss)	988	(120)	2,303	(957)	136	6,415	1,362
Less: Net income (loss) attributable to noncontrolling interest	(2)	24	8	(3)	9	(8)	38
Net income (loss) attributable to MetLife, Inc.	990	(144)	2,295	(954)	127	6,423	1,324
Less: Preferred stock dividends	31	30	31	30	31	122	122
Less: Preferred stock redemption premium	-	-	-	-	-	146	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$959	$(174)	$2,264	$(984)	$96	$6,155	$1,202

(1)	Includes deferred tax benefit of $324 million related to the conversion of the Japan branch to a subsidiary for both the three months and year ended December 31, 2012.

APPENDIX TOTAL PROPERTY & CASUALTY (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	December 31, 2011	December 31, 2012

OPERATING REVENUES
Premiums	$757	$753	$761	$772	$783	$3,000	$3,069
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	51	53	51	51	48	205	203
Other revenues	10	8	17	8	7	33	40
Total operating revenues	818	814	829	831	838	3,238	3,312

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	511	503	584	515	609	2,375	2,211
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(84)	(86)	(94)	(98)	(96)	(346)	(374)
Amortization of DAC and VOBA	86	87	87	90	94	343	358
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	201	191	205	203	205	792	804
Total operating expenses	714	695	782	710	812	3,164	2,999

Operating earnings before provision for income tax	104	119	47	121	26	74	313
Provision for income tax expense (benefit)	23	28	3	30	(5)	(29)	56
Operating earnings	81	91	44	91	31	103	257
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$81	$91	$44	$91	$31	$103	$257

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$81	$91	$44	$91	$31	$103	$257
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	1	1	11	5	5	(9)	22
Net derivative gains (losses)	(2)	1	(5)	2	4	(12)	2
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	-	(1)	(2)	(3)	(3)	7	(9)
Income (loss) from continuing operations, net of income tax	80	92	48	95	37	89	272
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	80	92	48	95	37	89	272
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	80	92	48	95	37	89	272
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$80	$92	$48	$95	$37	$89	$272

Total Operating Premiums, Fees and Other Revenues	$767	$761	$778	$780	$790	$3,033	$3,109

(1)    Represents the operating earnings of total property & casualty, which is a combination of retail property & casualty and group property & casualty. This does not represent a reportable segment as defined by MetLife, Inc.

APPENDIX RETAIL PROPERTY & CASUALTY (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	December 31, 2011	December 31, 2012

OPERATING REVENUES
Premiums	$419	$414	$417	$420	$429	$1,668	$1,680
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	28	30	30	29	27	118	116
Other revenues	4	4	4	4	4	17	16
Total operating revenues	451	448	451	453	460	1,803	1,812

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	264	266	323	283	314	1,328	1,186
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(64)	(61)	(67)	(65)	(67)	(254)	(260)
Amortization of DAC and VOBA	64	64	62	63	65	252	254
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	119	110	122	119	120	472	471
Total operating expenses	383	379	440	400	432	1,798	1,651

Operating earnings before provision for income tax	68	69	11	53	28	5	161
Provision for income tax expense (benefit)	17	15	(2)	11	2	(30)	26
Operating earnings	51	54	13	42	26	35	135
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$51	$54	$13	$42	$26	$35	$135

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$51	$54	$13	$42	$26	$35	$135
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	-	1	6	3	2	(5)	12
Net derivative gains (losses)	(1)	1	(3)	1	2	(7)	1
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	1	(1)	(1)	(2)	(1)	4	(5)
Income (loss) from continuing operations, net of income tax	51	55	15	44	29	27	143
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	51	55	15	44	29	27	143
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	51	55	15	44	29	27	143
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$51	$55	$15	$44	$29	$27	$143

Total Operating Premiums, Fees and Other Revenues	$423	$418	$421	$424	$433	$1,685	$1,696

(1) Represents the operating earnings of retail property & casualty, as reported in the Retail segment.

APPENDIX GROUP PROPERTY & CASUALTY (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	December 31, 2011	December 31, 2012

OPERATING REVENUES
Premiums	$338	$339	$344	$352	$354	$1,332	$1,389
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	23	23	21	22	21	87	87
Other revenues	6	4	13	4	3	16	24
Total operating revenues	367	366	378	378	378	1,435	1,500

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	247	237	261	232	295	1,047	1,025
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(20)	(25)	(27)	(33)	(29)	(92)	(114)
Amortization of DAC and VOBA	22	23	25	27	29	91	104
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	82	81	83	84	85	320	333
Total operating expenses	331	316	342	310	380	1,366	1,348

Operating earnings before provision for income tax	36	50	36	68	(2)	69	152
Provision for income tax expense (benefit)	6	13	5	19	(7)	1	30
Operating earnings	30	37	31	49	5	68	122
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$30	$37	$31	$49	$5	$68	$122

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$30	$37	$31	$49	$5	$68	$122
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	1	-	5	2	3	(4)	10
Net derivative gains (losses)	(1)	-	(2)	1	2	(5)	1
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(1)	-	(1)	(1)	(2)	3	(4)
Income (loss) from continuing operations, net of income tax	29	37	33	51	8	62	129
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	29	37	33	51	8	62	129
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	29	37	33	51	8	62	129
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$29	$37	$33	$51	$8	$62	$129

Total Operating Premiums, Fees and Other Revenues	$344	$343	$357	$356	$357	$1,348	$1,413

(1) Represents the operating earnings of group property & casualty, as reported in the Group, Voluntary & Worksite Benefits segment.